SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                         DATE OF REPORT: MARCH 29, 2005
                        (Date of earliest event reported)

                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

     333-16031                                                  86-0793960
(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)

                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

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         SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         (a) In connection with the closing of our acquisition of all of the outstanding capital stock of PWI Technologies, Inc., a Washington corporation ("PWI"), as discussed in Item 2.01 below, on March 30, 2005, we entered into several material agreements. The material agreements include a stock purchase agreement, registration rights agreements and an employment agreement. The descriptions of such agreements contained in Item 2.01 below are incorporated herein by reference.

         (b) On March 29, 2005, STAR Solutions of Delaware, Inc., one of our wholly-owned subsidiaries ("SSI"), amended its existing revolving line of credit from Wells Fargo Bank, N. A. ("Wells Fargo") to make PWI a co-borrower thereunder. In connection with the amendment, SSI and PWI executed a First Amendment to Credit Agreement (the "First Amendment") with Wells Fargo and PWI executed in favor of Wells Fargo a continuing security agreement (rights to payment and inventory) ("Security Agreement #1") and a security agreement (equipment) ("Security Agreement #2, and collectively with Security Agreement #1, the "Security Agreements").

         Pursuant to the First Amendment, the maximum principal amount of all borrowings under the line of credit was increased to an amount that cannot exceed 80% of the combined eligible accounts receivable of SSI and PWI, plus the amount of $350,000 from March 29, 2005 through April 15, 2005. Certain financial covenants contained in the original credit agreement were also amended. There were no other material amendments to the original credit agreement with Wells Fargo, a copy of which was filed as Exhibit 10.5 to our Current Report on Form 8-K dated February 23, 2005. Pursuant to the Security Agreements, borrowings under the line of credit will be further secured by a first priority lien on all of PWI's assets.

         The repayment of borrowings under the line of credit are guaranteed by us pursuant to that certain Continuing Guaranty in favor of Wells Fargo, dated as of February 18, 2005 (the "Guaranty"), a copy of which was filed previously with our Current Report on Form 8-K dated February 23, 2005. Pursuant to a Standstill Agreement among Wells Fargo, Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus") and us, dated as of March 23, 2005, Wells Fargo has agreed that it will not take any action to enforce the Guaranty against us without the prior written consent of Laurus for so long as Laurus is a secured creditor of our company.

         (c) On March 23, 2005, we entered into a Waiver and Subordination Agreement with Laurus (the "Laurus Subordination"). The Laurus Subordination waives our obligation under Section 6.12(e)(ii) of the Securities Purchase Agreement, dated as of May 13, 2004, between Laurus and us to cause PWI to become a party to the Master Security Agreement, dated as of May 13, 2004, between Laurus and us, as amended. Pursuant to the Laurus Subordination, Laurus also agreed to subordinate to Wells Fargo its security interest in the accounts receivable and other rights to payments, general intangibles, equipment and inventory of PWI.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On March 30, 2005 (the "Closing Date"), we acquired all of the outstanding capital stock (the "PWI Stock") of PWI Technologies, Inc., a Washington corporation ("PWI"). The acquisition was effected pursuant to a Stock Purchase Agreement, dated as of the Closing Date (the "Stock Purchase Agreement"), by and among our company, Barry R. Andersen ("Andersen") and Gary
L. Henderson ("Henderson" and together with Andersen, the "Former PWI Shareholders").

            The consideration paid for the PWI Stock on the Closing Date was approximately $3.9 million, which consisted of $2.1 million in cash and the issuance of 8.4 million shares of our common stock. Also as consideration for the purchase, we agreed to pay $235,000 to Henderson over the 12-month period subsequent to the Closing Date. In addition, the Stock Purchase Agreement contains an earn-out provision pursuant to which the Former PWI Shareholders may receive an amount of cash and a number of unregistered shares of our common stock based upon certain levels of EBITDA achieved by PWI during the period from February 1, 2005 until January 31, 2006. The maximum earn-out payable under the Stock Purchase Agreement is $200,000 in cash plus a number of unregistered shares of our common stock determined by dividing PWI's EBITDA for the aforementioned period by $0.21 (subject to customary adjustments for stock splits, stock dividends and similar transactions). The cash amounts paid on the Closing Date were provided pursuant to our existing line of credit from Wells Fargo Bank, N.A, which was amended on the

Closing Date to make PWI a co-borrower thereunder. At the time of the acquisition, the assets of PWI were pledged to a trade creditor to secure PWI's payment of outstanding trade payables.

         Concurrently with the consummation of the acquisition, we granted registration rights with respect to the shares of our common stock issued in the acquisition. Pursuant to the registration rights agreements executed on the Closing Date, at any time after March 31, 2006, the holders of such rights shall have the right to cause us to register under the Securities Act of 1933, as amended, the shares of our common stock issued on the Closing Date and the shares of common stock issuable pursuant to the earn-out described above. The agreements also provide that, after March 31, 2006, the holders shall have `piggy-back' registration rights with respect to such shares.

         In connection with the consummation of the acquisition, Barry R. Andersen, the Chief Executive Officer of PWI prior to the acquisition, was appointed President of PWI. PWI entered into an "at-will" employment agreement dated as of the Closing Date with Mr. Anderson that provides that Mr. Andersen will receive an initial annual base salary of $211,500. The employment agreement also provides that Mr. Andersen may terminate the agreement upon thirty (30) days prior written notice and that PWI may terminate Mr. Andersen's employment, with or without cause, at any time upon written notice to Mr. Andersen. In addition, Mr. Andersen's right to receive his pro rata share of the earn-out described above is subject to his continued employment with PWI for a period of at least one year from the date of the agreement, except in cases of his death or disability.

         Inveraray Partners LLC ("Inveraray") acted as our exclusive mergers and acquisitions advisor in the acquisition and in consideration of its services we paid Inveraray the sum of $250,000.

         On March 30, 2005, we issued a press release announcing the completion of our acquisition of PWI and the other transactions described above. A copy of such press release is filed herewith as Exhibit 99.1.

         The above description of the acquisition and the material agreements is not a complete description of the material terms of the transaction or the material agreements and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 30, 2005, we issued a press release announcing our preliminary financial results for the three and twelve-months ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.2.

         The foregoing information (including Exhibit 99.2 hereto) is being furnished under Item 2.02, "Results of Operations and Financial Condition." As such, the information (including the exhibit) herein (and therein) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including Exhibit 99.2 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                  SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         On March 30, 2005, in connection with the closing of the transactions discussed in Item 2.01 above, we issued an aggregate of 8,419,340 shares of common stock to the Former PWI Shareholders, or their designees. Such shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, on the basis that their issuance did not involve a public offering, no underwriting fees or sales commissions were paid by us in connection with such sale and each Former PWI Shareholder represented to us that he was an "accredited investor," as defined in the Securities Act of 1933, as amended.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Financial statements, if any, required by this item will be filed by within the time period prescribed by this item.

         (b) PRO FORMA FINANCIAL INFORMATION.

                  Pro forma financial information, if any, required by this item will be filed by within the time period prescribed by this item.

         (c)      EXHIBITS.

         NUMBER   DOCUMENTS
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         2.1      Stock Purchase Agreement, dated as of March 30, 2005, by and among Incentra Solutions, Inc., Incentra Merger Corp., Barry
                  R. Andersen and Gary L. Henderson.

         10.1 Registration Rights Agreement, dated as of March 30, 2005, by and among Incentra Solutions, Inc., Barry R. Andersen and Gary
                  L. Henderson.

         10.2 Employment Agreement, dated as of March 30, 2005, by and between PWI Technologies, Inc. and Barry R. Andersen.

         10.3 Registration Rights Agreement, dated as of March 30, 2005, by and between Incentra Solutions, Inc. and MRA Systems, Inc. (d/b/a GE Access).


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         NUMBER   DOCUMENTS
         ------   ---------

         10.4 First Amendment to Credit Agreement, dated as of March 29, 2005, by and between STAR Solutions of Delaware, Inc. and Wells Fargo Bank, N.A.

         10.5 Continuing Security Agreement, dated as of March 29, 2005, by PWI Technologies, Inc. in favor of Wells Fargo Bank, N.A.

         10.6 Security Agreement, dated as of March 29, 2005, by PWI Technologies, Inc. in favor of Wells Fargo Bank, N.A.

         10.7 Waiver and Subordination Agreement, dated as of March 23, 2005, by and between Incentra Solutions, Inc. and Laurus Master Fund, Ltd.

         10.8 Standstill Agreement, dated as of March 23, 2005, by and among Incentra Solutions, Inc., Laurus Master Fund, Ltd. and Wells Fargo Bank, N.A.

         99.1 Press Release, dated March 30, 2005, relating to the acquisition of PWI Technologies, Inc.

         99.2 Press release, dated March 30, 2005, relating to preliminary results of operations for the three months and year ended December 31, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 INCENTRA SOLUTIONS, INC.


Date: March 31, 2005                       By:   /s/ THOMAS P. SWEENEY III
                                                 ------------------------------
                                                     Thomas P. Sweeney III
                                                     Chief Executive Officer

                                  EXHBIT INDEX

         NUMBER   DOCUMENTS
         ------   ---------

         2.1 Stock Purchase Agreement, dated as of March 30, 2005, by and among Incentra Solutions, Inc., Incentra Merger Corp., Barry
                  R. Andersen and Gary L. Henderson.

         10.1 Registration Rights Agreement, dated as of March 30, 2005, by and among Incentra Solutions, Inc., Barry R. Andersen and Gary
                  L. Henderson.

         10.2 Employment Agreement, dated as of March 30, 2005, by and between PWI Technologies, Inc. and Barry R. Andersen.

         10.3 Registration Rights Agreement, dated as of March 30, 2005, by and between Incentra Solutions, Inc. and MRA Systems, Inc. (d/b/a GE Access).

         10.4 First Amendment to Credit Agreement, dated as of March 29, 2005, by and between STAR Solutions of Delaware, Inc. and Wells Fargo Bank, N.A.

         10.5 Continuing Security Agreement, dated as of March 29, 2005, by PWI Technologies, Inc. in favor of Wells Fargo Bank, N.A.

         10.6 Security Agreement, dated as of March 29, 2005, by PWI Technologies, Inc. in favor of Wells Fargo Bank, N.A.

         10.7 Waiver and Subordination Agreement, dated as of March 23, 2005, by and between Incentra Solutions, Inc. and Laurus Master Fund, Ltd.

         10.8 Standstill Agreement, dated as of March 23, 2005, by and among Incentra Solutions, Inc., Laurus Master Fund, Ltd. and Wells Fargo Bank, N.A.

         99.1 Press Release, dated March 30, 2005, relating to the acquisition of PWI Technologies, Inc.

         99.2 Press release, dated March 30, 2005, relating to preliminary results of operations for the three months and year ended December 31, 2005.